THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

David R. Bock

Director

Jean-Marc Boillat

Director

Richard A. Brealey

Director

Alexandre de Takacsy

President

Director

Claude W. Frey

Director

Claus Helbig[1]

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[1]

Director

Didier Pineau-Valencienne[1,3]

Director

Stephen K. West, Esq.[1,4]

Director

Eric R. Gabus

Director Emeritus

Baron Hottinger

Director Emeritus

Rudolf Millisits

Chief Executive Officer

Chief Financial Officer

Philippe R. Comby,

CFA, FRM

Vice President

Edward J. Veilleux

Vice President

Secretary

Glen Fougere

Assistant Secretary

Patrick J. Keniston

Chief Compliance Officer

[1] Audit Committee Member [2] Audit Committee Chair	[3] Governance/Nominating Committee Chair [4] Pricing Committee Chair

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp. (“HCC”), which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Basel, Brig, Geneva, Luxembourg, Sion, Vienna, London, Paris, New York, Toronto and the Bahamas.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Market Review

The global economy continued its broad geographic acceleration during the past few months as indicated by improvements in a variety of gross domestic product (GDP) components. A strengthening of both service sector activity and employment growth has taken hold with the private sector turning more expansionary, especially in the developed markets. Improvements in bank lending and corporate capital spending have reinforced indications of a strengthening global economy. Worldwide, indices of surveys of purchasing managers in manufacturing companies (PMIs), a key leading indicator, gained momentum in the first quarter, especially in the U.S. and in Europe. Every national PMI survey indicated expansion and two thirds of the February numbers showed an increase over January numbers. Switzerland distinguished itself by recording one of the highest national indicators, while Germany, which accounts for nearly a third of the Eurozone, continued to show a robust trend. Germany’s strength will help to support a positive view of the Eurozone’s economy despite the troubled economies of component countries such as Greece, Ireland and Portugal, which have requested a bailout package from the European Union and the International Monetary Fund. The sharp increases in the sovereign spreads of those peripheral European countries have highlighted their precarious fiscal situations that could ultimately lead to a restructuring of their debt.

Needless to say, the global economic recovery is still vulnerable to global shocks such as the impact of European’s sovereign debt crisis and the sharp increase in oil prices stemming from geopolitical risks in the Middle East. In this context, the Reuters Jefferies CRB global commodities index rose more than 8% during the first quarter, putting more pressure on food and energy prices. In an effort to prevent further upside inflationary pressure on real estate, food and energy prices, emerging market countries continued to follow a policy of monetary tightening. In most of those countries, inflation has been driven by their undervalued currencies and the second round of quantitative easing by the U.S. Federal Reserve (the Fed).

Recent data suggests that Chinese government policies have had an impact on real estate prices in major cities and broad money growth has already fallen into the central bank’s target range. In China, the transition towards an economy that is oriented more towards consumers than exports is structurally more inflationary but will benefit the rest of the world by improving the competitiveness of the developed countries. In those mature economies, core inflation rates remained subdued allowing interest rates to be kept at levels consistent with extremely loose monetary policy. Output gaps (the difference between actual and potential GDP) indicate that significant spare capacity remains in most Western economies on the back of high unemployment levels and subdued credit growth. Overall the global economic recovery from the recent recession appears to have considerable self-sustaining momentum.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

In Europe, an agreement has been reached to increase the size of the Eurozone rescue fund and widen the scope of measures available to countries experiencing high levels of indebtedness. For instance, Eurozone ministers agreed to broaden the existing financial stability facility from around 250 billion to 440 billion euros ($354 billion and $624 billion respectively), while agreeing to a permanent European Stability Mechanism, a post-2013 rescue fund that will be able to lend up to 500 billion euros ($709 billion). Other notable points of agreement included closer economic co-operation, new austerity measures (including caps on government spending and slower growth in public sector wages) and closer monitoring of pension schemes. As part of the range of reform measures, Greece approved the sale of 50 billion euros of government assets in return for a 1% decrease in the cost of interest on its 110 billion euros rescue package.

From a global equity markets perspective, the major floods in Australia, the geopolitical unrest in the Middle East and North Africa, the European sovereign debt concerns and, most recently, the Japanese earthquake have caused major volatility throughout the quarter. The first two months of the year saw a rotation to defensive sectors, to large capitalization companies and to developed equity markets that had underperformed dramatically in 2010. As a result, U.S. stocks outperformed, emerging market stocks, adversely impacted by inflation, lagged and European stocks evolved erratically.

At the end of the quarter, the rotation lost momentum with investments in risky assets rebounding, demonstrating resilience in the face of the uprisings in the Middle East and the tragic developments in Japan. Although corporate profits have recovered very quickly, approaching pre-crisis levels, equities remain attractively valued compared to other asset classes. In this market environment, equity prices should still be supported by increased capital investment, persistent consumer spending and sustainable momentum in the growth of both top and bottom lines.

Swiss Economy Review

While other countries are experiencing record unemployment, Switzerland is facing a highly skilled workforce shortage with an unemployment rate that continued to trend lower at 3.6% in February. The openness of the labor market should allow the country to fill its employment gaps with the arrival of well-trained people, having the salutary effect of increasing an already strong growth in consumption.

The Swiss economy is running at full speed. Current and leading economic indicators have reached historically high levels, indicating the potential for continued strong economic momentum in 2011. For instance, GDP growth in the fourth quarter of 2010 accelerated, posting an increase of 0.9% over the prior quarter and 3.1% over the fourth quarter of 2009, driven largely by a surge in investments in equipment. Growth in Switzerland since 2005 has outpaced the growth

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

of most of the other Western industrialized countries and has resulted in closing Switzerland’s output gap.

Strong earnings reports have emphasized the robust state of Swiss corporations. Despite the appreciation of the Swiss franc in 2010, new orders in Switzerland registered a slight increase between January and March 2011. The strengthening of the Swiss franc has had a mixed impact on the Swiss business sector, which continues to benefit from a very diversified export structure. While Swiss exports to Europe’s 27 countries have seen a steady decline in nominal terms, exports to emerging market countries have increased and now account for 19% of total exports. Nearly half the growth in exports since the economic crisis has come from these countries.

As far as the Swiss franc is concerned, it ended the quarter with a gain of 1.7% against the U.S. dollar reaching record levels and a loss of 4% against the euro as the European Central Bank (ECB) developed a more hawkish tone targeting price stability in the medium-term.

Interest rate differentials and relatively muted inflation in Switzerland were major contributing factors to the currency fluctuations. However, the Swiss National Bank (SNB) is likely to follow the ECB in cautiously normalizing its monetary policy to a more neutral stance given the strength of the Swiss economy and a very robust 6% aggregate growth in its money supply.

Therefore, the prospect of a weakening in the Swiss franc should be limited going forward.

This sustained economic backdrop led the SNB, the KOF (Konjunkturforschungsstelle), the Swiss government and other financial institutions to raise their forecasts for Swiss GDP growth to above 2% in 2011.

Sector Review

Consumer Goods: Food and Beverage

The increase in prices of raw materials and commodities calls to mind a similar situation in 2008 in terms of cost inflation. The Conference Analyst Group of Europe (CAGE) in London recently reported signs of improvement with reasonable price adjustments in a competitive environment, as the price levels of certain soft commodities reached in the past few months were not sustainable. Discussions between producers and retailers have been intense with particular challenges for smaller niche players that lack the power of brand awareness.

The price of cocoa was recently pushed to a record level due to a ban on trade with the Ivory Coast. While the stock price of Lindt, a chocolate company, weakened on investor concerns over this situation, given that 30% of its cost of goods sold depends on the price of cocoa, it is very likely that many producers have hedged their production capacity and that the situation should normalize in the medium term.

Food companies’ exposure to emerging market countries is offsetting weaker growth

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

in Europe and North America. Nestlé released strong results for the first part of the year, with low double digit organic growth in Asia, Africa and Middle East. In North America and Europe, growth remained subdued at a mid-single digit level, in line with its peer group. The strength of the Swiss franc penalized Nestlé’s sales and reduced its growth by 9.8%. The currency headwind is affecting the whole industry and Management expects Nestlé to be one of the companies that will be able to best cope with this challenge in their industry.

Consumer Goods: Discretionary

On the discretionary side, luxury goods companies have started to consolidate in 2011 after their huge outperformance in 2010. Even though demand from emerging market countries remains very strong, the impact of the appreciation of the Swiss franc on margins and some capacity constraints issues triggered profit taking in the sector. The Fund’s positions in Swatch and Richemont were reduced significantly at the beginning of January.

Industrials Goods and Services

After a strong performance in 2010, the sector has been consolidating in 2011. Investors have been rebalancing their portfolios by reducing their exposure to companies heavily exposed to global growth, such as consumer discretionary and industrial stocks, and increasing their weightings in banks, insurance and utilities. The rationale for these changes has been that higher interest rates would favor financials while more economically sensitive sectors would be hurt by peaking expectations for an economic recovery. In addition, investors were motivated by expectations that sector returns would revert to the mean after last year’s very large dispersion of returns among sectors. This reallocation of capital was at work until the nuclear disaster in Japan took place. After that event, banks and utilities experienced a relatively strong setback. The Fukushima incident has refocused investor attention to the need for a secure energy supply, energy conservation and the need for increased power generation from renewable resources. In the meantime, the price of coal and CO2 rights, as well as the wholesale price of electricity in Europe, increased once Germany started to take some of its nuclear capacity off-line. These developments actually favored the Swiss industrial companies in the Fund’s portfolio. Sulzer benefited from increased capital expenditures in the upstream oil and gas industry, as well as in technologies facilitating carbon capture. Burckhardt Compression’s compressors have strong applications in LNG terminals and LNG carrier engines. Zehnder’s ventilation technology helps new and existing buildings to comply with minimal energy consumption standards in Europe. Meyer Buerger supplies the solar industry with machinery, equipment and system solutions for wafer manufacturing.

The Fund has a strong overweight position in industrial companies with a focus on corporations that are market leaders and are

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

investing to develop their portfolios of products and solutions allowing them to grow beyond the pure economic cycle.

On the earnings front, first quarter 2011 results are, in some instances, showing the impact of some headwinds. Sales have been dampened by the strong Swiss franc (a translation effect) and margins are affected by a lag in the ability of companies to pass raw material price increases on to customers.

Energy

The Philadelphia Oil Service Index increased by 18% (in Swiss franc terms) for the quarter on the back of strong oil prices and indications of strengthening in pricing and increased utilization capacity. The Swiss companies Weatherford International and Transocean underperformed their peers during that period. Weatherford, despite a noticeable improvement in the pricing of its international business, was hit by a financial accounting error that understated taxes in past years. The company operates in multiple jurisdictions and its attempts to get competitive tax rates create a complex tax reporting system. The result was an increase in the expected tax rate for future fiscal periods and a reduction in book value due to write-downs of tax assets. Since the initial impact of this discovery, the stock has partially recovered and the company was able to make a delayed filing of its first quarter report to shareholders on Form 10-Q.

Overall the need to replace production at large integrated independent oil companies,

as well as at national companies, should continue to increase demand for oil equipment and service companies. In addition, the intensity and pricing of services is on the rise due to the increase in deep off-shore exploration and production and augmentation of unconventional energy sources. Low cost oil is getting much more expensive after factoring in political risk which encourages the development of unconventional resources.

Healthcare

Worldwide healthcare indices matched the performance of global markets in the first quarter of 2011 and the S&P Healthcare Index ended the month with a positive return of 5.0%. Political instability in North Africa and the Middle East had limited market impact on the sector. While certain Japanese manufacturing facilities were closed for a few days, as reported by GlaxoSmithKline, there were limited material damages and no reported manufacturing chain disruptions. While it is still premature to assess the consequences of the Fukushima incident on the sector, new public investments in infrastructure will monopolize a large part of Japan’s budget to the detriment of healthcare.

The performance of the Swiss pharmaceutical stocks was mixed with Novartis underperforming the Swiss Performance Index (SPI) by 5%, while Roche’s share price stabilized in the first quarter after a massive underperformance in 2010. The low valuation of Roche, from an historical perspective, seems insufficient to drive share price outperformance. The company has

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

undertaken a massive cost saving plan known as the Operational Excellence program, which started in 2010. This initiative is expected to offset the cost effect of the U.S. healthcare reform and might contribute to margin expansion. In coming years, the successful development of the next generation of products in the oncology settings, will be critical to replace existing legendary blockbusters and to fuel top line growth beyond 2013. Although Roche is seen as one of the European pharmaceutical companies with the least exposure to patent expiry, the potential introduction of bio-similars (copies of biological drugs such as Herceptin and Rituxan), represents a significant risk to Roche’s oncology franchise. General investor awareness of bio-similar competition is still low despite the importance of this market, which is estimated at more than $60 billion.

Sandoz, the generic division of Novartis, and Teva have both progressed with the development of bio-equivalent versions of Roche’s Rituxan. The first copies of this rheumatoid arthritis drug are expected to be marketed at a discount price as early as 2014 and will compete with Roche’s Rituxan. Consensus financial forecasts on Roche are rather optimistic and downward revisions can be expected in anticipation of a decline in Avastin revenues in certain therapeutic indications. For the first time since 1948, the Roche family has lost its absolute shareholder majority by reducing its voting rights from 50.01% to 45.01%. As a result, the bearer shares’ premium over the price of the non-voting equity securities could increase.

Novartis remains cautious for 2011 and continues to see pricing pressure in the range of 2%-3% on prescribed drugs in developed countries. At the group level, sales growth should be maintained at double digits, boosted by Sandoz and the vaccine division, while the pharmaceutical division is expected to grow at a slower rate. Contributions to pharmaceutical sales could come from potential blockbuster products such as Gilenya for multiple sclerosis, QAB 149 for chronic obstructive pulmonary disease and Afinitor for various solid tumors. The productivity program implemented in 2010, with the objective of improving capacity utilization, should have a visible effect on operating margins. In January, the blackout period ended and Novartis was able to resume its previously announced buyback program of at least 5 billion Swiss francs.

As reported in previous Stockholder letters, market interest in pharmaceutical stocks continued to be rather low. The recent outperformance of Pfizer and Merck KGaA is seen as an indication of increased interest from value investors. The Fund maintained an underweight position in the large pharmaceutical companies and selected mid and small-cap companies, such as Galenica and Basilea, for diversification purposes.

The Swiss medtech sector was hit by disappointing financial results from Sonova and the immediate resignation of its executive management (CEO and CFO) after an inquiry on insider transactions. Sonova will remain one of the leading players in hearing

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

aid instruments but this unfortunate situation has affected negatively confidence in the company’s corporate governance.

Chemicals

Economic conditions in agribusiness have improved and farmers benefitted from increased prices in soft commodities. According to estimates by the U.S. Department of Agriculture, combined U.S. acreage under cultivation for corn and soybeans is expected to increase in 2011. This will represent positive demand outlook for agro-companies. The positive trend on crop protection volumes and a reduction in price erosion contrasted with 2010 figures. The long-term trends in agribusiness remain unchanged, supported by population growth and changes in dietary habits as key drivers for innovation in agriculture technologies.

In the sector, Syngenta announced the integration of the commercial organization and supply chain of its two crop protection and seeds divisions involving a reorganization of management and a cost savings program.

The specialty chemical sector saw some consolidation activities. In March, Clariant acquired Süd-Chemie, a privately held German company, for a total of 2.5 billion Swiss francs. The market did not appreciate the industrial logic behind the acquisition and penalized the stock for the price paid for the acquisition. Current conditions for merger and acquisition activities are favorable based on strong balance sheets and improving access to credit. Mid-sized acquisitions should continue to drive news flows in the chemical and agro-business sectors as recently indicated by Syngenta’s management, which is looking to expand its portfolio in the seed business.

Financials: Banks and Insurance

The developed markets are in the midst of a reflationary phase of the business cycle, leading to a re-rating of the banking and insurance sectors at the beginning of the year. As a result, banking shares dramatically outperformed the SPI over the first two months of the year driven by abating Eurozone sovereign debt concerns and an improving global economic backdrop. Insurance companies benefited from rising interest rate expectations and cost cutting programs (Swiss Life) resulting in even higher returns than the banking sector in the first quarter.

The Fund’s allocation to bank and insurance stocks increased early in the year. The European banking sector was trading at 1.1 times 2011 tangible book value, below the sector’s long-term average of 2. The insurance sector was also valued favorably compare to historical average. Nonetheless, the Fund’s exposure to the financial sector was underweight versus the SPI as Fund management believed that the sector’s outperformance was mostly attributable to sector rotation and a technical rebound. Undeniably, banks mainly, but also insurance companies continue to face major headwinds and a continuing uncertain environment. For the banks, structural issues on loan growth and ongoing sovereign risks (European peripherals or uprisings in the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Middle East) will continue to weigh on the overall profitability. In its latest fund managers’ survey, Bank of America Merrill Lynch listed European banks as out of favor for the 18th consecutive month and has ranked them below average.

The peak return on equity (ROE) achieved by the banking sector before the financial crisis is unlikely to be reached any time soon. European banks are targeting an average ROE of roughly 15% and an average return on tangible book value of roughly 18%, both of which seem to be too optimistic. Moreover, banks continue to experience subdued investment activity from their clients, while investment banking has not been able to catch up as expected. Furthermore, an environment of higher inflation is likely to be challenging for the banking industry as historical analysis has showed that banks tend to underperform in periods of rising rates such as the one that may materialize in the foreseeable future.

For the insurance industry higher inflation is bad for claims cost but the expected higher bond yields will help investment income, while lowering the present value of their liabilities on their balance sheet. In that context, accounting equity can however be negatively affected by the mark-to market on their bond portfolios.

Private Equity and Other Illiquid Investments

The Fund did not add to its illiquid direct investments or its investments in private equity funds in the first quarter. Synosia Therapeutics,

one of the Fund’s illiquid direct investments, merged with Biotie, a company listed on the Finnish stock exchange. The combination of the two entities forms a leading player in drug development in the field of neurodegenerative, psychiatric disorders and inflammatory diseases. The Fund received shares of Biotie in exchange for its shares of Synosia, and will be able to sell those shares in the secondary market once the contractual lock-up period after the merger expires.

After several years of subdued deal activity, the growth and venture segment could benefit from a revived interest from investors. Trade sales activities and the re-emergence of initial public offerings should create compelling exit opportunities for private investors.

Portfolio companies held by Zurmont Madison, one of the Fund’s private equity fund investments, have benefited from a positive environment and from the strong German economy. Zurmont Madison’s management has identified attractive proprietary deals in the mid-sized buy-out segment that should translate to new investments in the second quarter.

The Fund’s total investments (consisting of assets invested to date and remaining capital commitments) in its two private equity fund investments, Aravis II and Zurmont Madison, represented 3.53% of the Fund’s net assets as of March 31, 2011. As of that date, the Fund had 3.24% of its net assets invested in five illiquid direct investments.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Outlook

Investors will need to analyze the strength and sustainability of the global economic recovery and to cope with traditional sector reallocation in their equity portfolios as the economic cycle matures.

The upcoming challenges for investment management are well known. The eventual end of the quantitative easing program by the Fed and the need to address the long term issue of government spending in U.S. and Europe are primary examples. China’s efforts to control inflation, to slow down real estate prices and to increase consumer spending will also be a challenge barring an appreciation of its currency. The increase in commodity prices, especially oil prices, could derail the recovery.

On the positive side, equity valuations are attractive historically and controlled inflation would favor equities as an asset class over fixed-income.

While the world class mid- and small-size companies that are components of the Swiss market present opportunities for investment in an up cycle, the mid- and large-size defensive companies that are also components of the Swiss market are less prone to earnings fluctuations during economic slowdowns. While the Fund should continue to be an attractive investment in any phase of the economic cycle, a period of strong volatility can be expected in light of the global imbalances that are still present in the world economy.

Swiss Helvetia Performance review

The Fund underperformed the SPI by about 2% during the first quarter. About half of this underperformance was related to the developments at Sonova and at Weatherford International as discussed above. The Fund had an exposure of about 2% to each of these companies prior to the market correction. The remainder of the underperformance was caused by the Fund’s underweight in the financial sector. While the industrial components of the SPI helped to offset some of the negative results of other sectors, most of the positive results of the sector were concentrated in companies that had lagged in 2010, such as ABB. The Fund was underweight in those companies.

Share Buyback Program

The Fund’s Board of Directors approved the extension of the Fund’s stock repurchase program that had been in effect at the end of 2009 and during 2010. Under that program, the Fund was authorized to make open-market repurchases of its common stock of up to $30,000,000. As of March 31, 2011, the Fund had repurchased $27,318,165 worth of its common stock. Under the extension of the 2010 program, the Fund is authorized to repurchase the remaining $2,681,835 worth of its common stock, under the same terms of the 2010 program. The Fund expects to repurchase its common stock when the discount to net asset value per share (“NAV”) of the trading price of its common stock on the NYSE is greater than 5%, subject to various factors, including the limitations imposed by

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Fund’s investment adviser to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner. The Board may consider an additional stock repurchase program for the duration of 2011, which will depend, in part, on the costs and tax consequences to the Fund and its stockholders of completing the stock repurchases under the extended 2010 program and any tender offers. The Fund’s Board has authorized a stock repurchase program for the Fund each year since 1999, in part because repurchasing stock below NAV increases the NAV per share of the remaining stock, which benefits all of the Fund’s stockholders. Repurchases made under the Fund’s 2010 stock repurchase program resulted in accretion to the Fund’s NAV of $4,163,257 through March 31, 2011.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer and Chief Financial Officer

Indices Performance Comparison
Year to Date December 31, 2010 through March 31, 2011
Performance in Swiss Francs

Swiss Performance Index (SPI)	0.02%

Swiss Helvetia Fund

Based on Net Asset Value	-1.95%

Change in U.S. Dollar vs. Swiss Franc	-1.85%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	-0.13%

Based on Market Price	2.10%

S & P 500 Index	5.92%

MSCI EAFE Index	3.45%

Lipper European Fund Index (10 Largest)	5.57%

Lipper European Fund Universe Average	5.31%

Source: Citi Fund Services Ohio, Inc.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return YTD as of 3/31/11	Total return as of year ended December 31														Cumulative Performance 12/31/96- 3/31/11
		2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	-1.95%	7.64%	-5.05%	-28.19%	-2.67%	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	112.18%

Swiss Performance Index (SPI)	0.02%	2.92%	23.18%	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	130.56%

Swiss Market Index (SMI)	-1.22%	-1.68%	18.27%	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	61.25%

iShares Switzerland[2]	-1.03%	3.24%	18.55%	-31.59%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	87.17%

CS EF (CH) Swiss Blue Chips[3,7]	-0.36%	1.51%	19.98%	-35.72%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	76.96%

UBS (CH) Equity Fund[4,7]	-0.95%	2.18%	22.44%	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	82.72%

Pictet (CH) —Swiss Equities[5,7]	-0.63%	2.07%	27.00%	-36.50%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	99.19%

Saraswiss (Bank Sarasin)[6,7]	-0.87%	3.71%	18.62%	-34.87%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	67.32%

Sources: Bloomberg, management companies' websites and Citi Fund Services, LLC.

[1]

Performance of funds is based on changes in each fund's NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

[2]

Shares of iShares MSCI Switzerland are traded on the NYSE Arca and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland Index. These stocks represent Switzerland's largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland's publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 12/31/08 = 1.06, 12/31/09 = 1.03, 12/31/10 = 0.93, 3/31/11 = 0.91.

[3]

This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

[4]

This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

[5]	This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.
[6]	This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.
[7]	These funds are not available for U.S. residents or citizens.
Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	March 31, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 92.04%

Banks — 7.01%

300,000	Credit Suisse Group[1] Registered Shares	$12,798,819	2.71%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $14,650,140)

1,130,000	UBS AG1,2 Registered Shares	20,355,687	4.30%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $15,447,077)

		33,154,506	7.01%

Biotechnology — 2.63%

352,155	Addex Pharmaceuticals, Ltd.[2,3] Registered Shares	4,080,279	0.86%
Bio-pharmaceutical company that discovers and develops allosteric modulators for human health. Allosteric modulators are a different kind of orally available small molecule therapeutic agent.
	(Cost $17,167,028)

48,500	Basilea Pharmaceutica AG2 Registered Shares	3,509,537	0.74%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $3,693,035)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

3,829,299	Biotie Therapies Oyj[2,4] Bearer Shares	$2,586,666	0.55%
	Develops drugs that treat dependence disorders, inflammatory diseases, and thrombosis. (Cost $2,118,548)

3,029	NovImmune SA2,4 Common Shares	2,244,807	0.48%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		12,421,289	2.63%

Chemicals — 4.55%

1,500	Givaudan SA Registered Shares	1,514,182	0.32%
	Manufactures and markets fragrances and flavors from natural and synthetic ingredients. (Cost $1,324,258)

61,300	Syngenta AG1 Registered Shares	20,001,148	4.23%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $18,923,886)

		21,515,330	4.55%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — 2.21%

1,401	AFG Arbonia-Forster Holding AG Registered Shares	$53,982	0.01%
	Has positions as an integrated construction industry supplier, and in selected areas of technology. (Cost $51,598)

2,850	Belimo Holding AG Registered Shares	6,227,414	1.32%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $2,786,562)

5,498	Forbo Holding AG Registered Shares	4,146,713	0.88%
	Produces floor coverings, adhesives, and belts for conveying and power transmission. (Cost $2,960,499)

		10,428,109	2.21%

Energy — 5.89%

209,000	Transocean Ltd.[1,2] Bearer Shares	16,494,289	3.49%
	Owns or operates mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. (Cost $12,738,704)

No. of Shares	Security	Fair Value	Percent of Net Assets

Energy — (continued)

509,700	Weatherford International Ltd.[2] Bearer Shares	$11,371,238	2.40%
Provides equipment and services used for the drilling, completion, and production of oil and natural gas wells. Offers drilling and intervention services, completion systems, artificial lift systems, and compression services.
	(Cost $11,117,901)

		27,865,527	5.89%

Financial Services — 1.99%

14,700	Allreal Holding AG Registered Shares	2,284,899	0.49%
	Develops and manages real estate. Operates as a general contractor offering planning, architect, and construction management services. (Cost $2,094,153)

118,000	Swissquote Group Holding SA Registered Shares	7,106,958	1.50%
	Operates an online trading system which offers customer real-time securities quotes on the Swiss Stock Exchange. (Cost $6,133,382)

		9,391,857	1.99%

Food & Beverages — 15.92%

135	Lindt & Sprüngli AG Registered Shares	4,407,034	0.93%
	Major manufacturer of premium Swiss chocolates. (Cost $471,625)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Food & Beverages — (continued)

1,231,100	Nestlé SA1 Registered Shares	$70,850,320	14.99%
	Largest food and beverage processing company in the world. (Cost $24,928,562)

		75,257,354	15.92%

Industrial Goods & Services — 16.09%

630,000	ABB, Ltd.[1] Registered Shares	15,191,343	3.21%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $14,435,937)

3,000	Bucher Industries AG Registered Shares	688,638	0.14%
	Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $625,977)

31,800	Burckhardt Compression Holding AG Bearer Shares	10,054,271	2.13%
	Produces compressors for oil refining, the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $6,488,476)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

6,440	Inficon Holding AG Registered Shares	$1,355,085	0.29%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring systems. (Cost $581,616)

8,100	Kaba Holding AG, Series B Registered Shares	3,391,048	0.72%
Provides mechanical and electronic security systems. Offers individually tailored “Total Access Control” including high-security locking devices for heavy safes, modular access and time management applications, as well as no-contact identification technology.
	(Cost $3,048,081)

54,744	Kuehne + Nagel International AG Registered Shares	7,689,352	1.63%
	Transports freight worldwide. (Cost $4,438,559)

121,000	Meyer Burger Technology AG2 Bearer Shares	5,482,265	1.16%
	Manufactures industrial cutting equipment. Produces wire, band, ID, OD and diamond wire saws, and slurry reclamation equipment. (Cost $3,274,962)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

16,000	Panalpina Welttransport Holding AG2 Registered Shares	$2,004,263	0.42%
	Offers freight shipping and supply chain management services. Transports freight by air and ship, and offers warehousing and distribution services. (Cost $2,103,725)

5,500	Phoenix Mecano AG Bearer Shares	4,058,042	0.86%
	Produces and sells enclosures, electromechanical components and mechanical components. (Cost $3,128,496)

8,464	Schweiter Technologies AG Bearer Shares	6,291,217	1.33%
Manufactures textile machinery used primarily in the production and treatment of yarn, thread and textile samples. Produces machines for the assembly and packaging of semiconductor devices.
	(Cost $4,757,569)

3,200	SGS SA Registered Shares	5,718,970	1.21%
	Provides industrial inspection, analysis, testing, and verification services worldwide. (Cost $4,144,258)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

66,500	Sulzer AG Registered Shares	$10,060,228	2.13%
	Manufactures and sells surface coatings, pumps, process engineering equipment, and fuel cells. (Cost $7,510,289)

1,437	Zehnder Group AG Bearer Shares	4,083,948	0.86%
	Produces bathroom radiators, electric and aluminium radiators, as well as steel radiators. (Cost $2,978,572)

		76,068,670	16.09%

Insurance — 5.44%

40,210	Swiss Life Holding AG Registered Shares	6,671,999	1.41%
	Financial services company provides life and property insurance, institutional investment management, and private banking services. (Cost $6,550,569)

67,800	Zurich Financial Services AG1 Registered Shares	19,053,812	4.03%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $15,888,095)

		25,725,811	5.44%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Medical Technology — 1.98%

168,000	Kuros Biosurgery AG2,[4] Common Shares	$2,974,914	0.63%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

40,900	Sonova Holding AG Registered Shares	3,659,250	0.77%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $5,121,993)

3,731	Spineart SA2,4 Common Shares	2,732,437	0.58%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

		9,366,601	1.98%

Personal & Household Goods — 4.17%

195,400	Compagnie Financiere Richemont SA, Series A Bearer Shares	11,330,786	2.40%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $7,741,515)

No. of Shares	Security	Fair Value	Percent of Net Assets

Personal & Household Goods — (continued)

18,900	Swatch Group AG Bearer Shares	$8,389,671	1.77%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $5,723,844)

		19,720,457	4.17%

Pharmaceuticals — 15.94%

1,021,500	Novartis AG1 Registered Shares	55,627,841	11.76%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $31,018,448)

137,800	Roche Holding AG1 Non-voting equity securities	19,762,103	4.18%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs in the area of cardiovascular, infectious, autoimmune and respiratory diseases, dermatology, oncology and other areas.
	(Cost $2,772,103)

		75,389,944	15.94%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Retailers — 3.91%

24,950	Galenica AG1 Registered Shares	$15,449,719	3.27%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $11,088,507)

9,000	Valora Holding AG Registered Shares	3,030,005	0.64%
	Owns and operates kiosks, self-service stores, food, coffee and snack shops and wholesale outlets. (Cost $3,108,288)

		18,479,724	3.91%

Technology — 2.40%

298,563	Temenos Group AG2 Registered Shares	11,357,045	2.40%
	Provides integrated software for the banking sector. (Cost $9,072,543)

		11,357,045	2.40%

Travel & Leisure — 1.91%

45,000	Gategroup Holding AG2 Bearer Shares	2,378,259	0.50%
Provides a wide range of global services for airlines, railroads, and hotels. Specializes in catering and hospitality, provisioning and logistics, and onboard solutions to companies that serve people on the move.
	(Cost $1,874,153)

No. of Shares	Security	Fair Value	Percent of Net Assets

Travel & Leisure — (continued)

94,000	Huber & Suhner AG Registered Shares	$6,673,553	1.41%
	Manufactures telecommunications products and polymer systems. Produces antenna systems, lightning protection, fiber optic cables and connectors, and hybrid cables. (Cost $4,954,531)

		9,051,812	1.91%

	Total Common Stocks (Cost $305,729,141)	435,194,036	92.04%
Preferred Stocks — 1.01%

Biotechnology — 0.49%

3,162	NovImmune SA, Series B2,4 Preferred Shares	2,343,374	0.49%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		2,343,374	0.49%

Medical Technology — 0.52%

83,611	EyeSense AG, Series C2,4 Preferred Shares	2,448,495	0.52%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $2,149,305)

		2,448,495	0.52%

	Total Preferred Stocks (Cost $4,211,612)	4,791,869	1.01%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Convertible Corporate Bond — 1.74%

Industrial Goods & Services — 1.74%

6,500,000	Adecco Investment Bond, 6.50%, 11/26/12
	(Cost $6,387,196)	$8,241,788	1.74%

	Total Convertible Corporate Bond (Cost $6,387,196)	8,241,788	1.74%

Private Equity Limited Partnerships — 2.01%

	Aravis Biotech Il - Limited Partnership[2,4]
	(Cost $1,759,036)	1,952,344	0.41%

No. of Shares	Security	Fair Value	Percent of Net Assets

Private Equity Limited Partnerships — (continued)

	Zurmont Madison Private Equity, Limited Partnership[2,4] (Cost $8,641,962)	$7,538,468	1.60%

	Total Private Equity Limited Partnerships (Cost $10,400,998)	9,490,812	2.01%

	Total Investments* (Cost $326,728,947)	457,718,505	96.80%

	Other Assets Less Other Liabilities, net	15,132,319	3.20%

	Net Assets	$472,850,824	100.0%

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Transactions during the year with companies which were affiliates are as follows:

Name of Issuer	Shares Held as of 12/31/10	Value as of 12/31/10	Gross Additions	Gross Reductions	Income	Shares Held as of 03/31/11	Value as of 03/31/11
Addex Pharmaceuticals, Ltd.	352,155	$3,706,298	$—	$—	$—	352,155	$4,080,279
[4]

Illiquid. There is no public market for these securities. Securities priced at Fair Value as determined by the Board’s Pricing Committee. Restricted Securities are not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At the end of the period, the aggregate value of these securities amounted to $24,821,505 or 5.25% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 — December 8, 2010	$1,759,036
Biotie Therapies OYJ	October 17, 2008 — December 13, 2010	2,118,548
Kuros Biosurgery Holding AG	August 10, 2009 — August 28, 2009	2,516,639
EyeSense AG — Preferred Shares C	July 22, 2010	2,149,305
NovImmune SA — Common Shares	October 7, 2009 — December 11, 2009	1,551,109
NovImmune SA — Preferred Shares B	October 7, 2009 — December 11, 2009	2,062,307
Spineart SA	December 22, 2010	2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007 — January 13, 2011	8,641,962

		$23,422,235

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	March 31, 2011

*	Cost for Federal income tax purposes is $330,666,640 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$148,855,108
Gross Unrealized Depreciation	(21,803,243)

Net Unrealized Appreciation (Depreciation)	$127,051,865

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Industrial Goods & Services	16.09%
Pharmaceuticals	15.94%
Food & Beverages	15.92%
Banks	7.01%
Energy	5.89%
Insurance	5.44%
Chemicals	4.55%
Personal & Household Goods	4.17%
Retailers	3.91%
Biotechnology	2.63%
Technology	2.40%
Construction & Materials	2.21%
Financial Services	1.99%
Medical Technology	1.98%
Travel & Leisure	1.91%
Private Equity Limited Partnerships	2.01%
Convertible Corporate Bond	1.74%
Preferred Stocks	1.01%
Other Assets and Liabilities	3.20%

100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If a current bid price is not available, the Fund uses the mean between the last quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost, which approximates fair value.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

Swiss exchange-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are no such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options); however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and, as such, has elected to use the NAV of these investments, as a practical expedient, as calculated on the fund’s measurement date as the fair value of the investment.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2011:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$424,655,212	$—	$10,538,824	$435,194,036
Preferred Stock	—	—	4,791,869	4,791,869
Convertible Corporate Bond	—	8,241,788	—	8,241,788
Private Equity Limited Partnerships	—	—	9,490,812	9,490,812

Total Investments in Securities	$424,655,212	$8,241,788	$24,821,505	$457,718,505

*	Please see the Schedule of Investments for Industry classifications.

The inputs and valuation techniques used to value Level 2 securities, which consist of an exchange-listed corporate convertible bond, are based on a pricing service model, which may include consideration of dealer quotes, trade execution data, conversion prices compared to the current market quotation of the underlying stock and, when available, the last sale price on the exchange on which it trades.

Level 3 securities consist of the Fund’s investments in privately-held companies and the Fund’s investments in limited partnerships (“private equity partnerships”) that invest in privately-held companies. The Fund values all of its investments in accordance with accounting principles generally accepted in the United States (“GAAP”).

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes.

The Fund values its Level 3 investments in private equity partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates against the partnerships’ audited financial statements. In using the NAV as a practical expedient, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis.

The Fund has adopted a policy of recognizing significant transfers between all Levels based on their market prices at the reporting period end. For the three-month period ended March 31, 2011, there were no significant transfers between Level 1, Level 2, and Level 3.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2010	$7,804,991	$5,650,685	$8,845,515	$22,301,191
Change in Unrealized Appreciation/Depreciation	615,285	(352,247)	483,385	746,423
Net Realized Gain (Loss)	—	(241,205)	—	(241,205)
Gross Purchases	2,118,548	1,853,184	161,912	4,133,644
Gross Sales	—	(2,118,548)	—	(2,118,548)

Balance as of March 31, 2011	$10,538,824	$4,791,869	$9,490,812	$24,821,505

C. When-Issued and Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund records when-issued or delayed-delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked-to-market daily and begin earning interest on the settlement date. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a capital gain or loss. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

D. Options

The Fund may buy call options and put options, and may sell (write) covered call options. Options may be entered into on securities in which the Fund may invest and on Swiss stock indices. Option contracts are utilized to manage the Fund’s exposure to changing security prices and to generate income. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked-to-market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid and the exposure to the risk that the counterparty would be unable to meet the terms of the contract. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a call option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the option will be exercised and, as a result, bears the market risk of an unfavorable change in the price of the

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

instrument underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund did not have any written call option transactions during the three-month period ended March 31, 2011.

E. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

F. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Schedule of Investments. Actual results could differ from those estimates.

G. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region exposes the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Capital Commitments

As of March 31, 2011, the Fund invested in private equity partnerships and preferred stocks. The Fund’s investments are summarized in the Schedule of Investments. The Fund’s capital commitments and the amounts disbursed to the private equity partnerships and preferred stocks are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitments	Fair Value as of March 31, 2011
Private Equity Limited Partnerships—International (a)
Aravis Biotech II LP	$3,552,495	$1,440,181	$1,952,344
Zurmont Madison Private Equity LP	15,303,055	5,401,393	7,538,468
Preferred Stock—International
EyeSense AG, Series C (b)	3,060,618	612,123	2,448,495

*	The original capital commitment represents 3,250,000, 14,000,000 and 2,800,006 Swiss francs for Aravis Biotech II LP, Zurmont Madison Private Equity LP and EyeSense AG, Series C respectively. The exchange rate as of March 31, 2011 was used for conversion and equals 0.9149.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

(a)	This category includes two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two funds. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of a fund. If these investments were held, it is estimated that the underlying assets of each fund would be realized over 4 to 6 years.

(b)	The unfunded commitment for this security represents future payments contingent upon contractual milestones achieved by EyeSense.

THE SCHEDULE OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND’S SEMIANNUAL REPORT OR AUDITED ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT CERTAIN SECURITY TYPES IN WHICH THE FUND INVESTS.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

price increases to a level above the net asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Quarterly Report

For the

Period Ended

March 31, 2011